NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND FOREIGN SECURITIES LAWS.

ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT (this “Agreement”) is made effective as of the 5th Day of April, 2016

AMONG:

TITAN INVESTMENTS, LLC, having an address at 20805 North 19th Avenue, Suite 2, Phoenix, AZ 85027

(the “Assignor”)

AND:

ZSL TRUST DATED March 12, 2010, having an address at 22912 North 74th LN, Glendale, AZ 85310

(the “Assignee”)

AND:

EPIC STORES CORP., having an address at 20805 North 19th Avenue, Suite 2, Phoenix, AZ 85027

(the “Company”)

WHEREAS:

A.                The Company is indebted to the Assignor in the amount of $450,000 (the “Loan”); and

B.                 The Assignor wishes to assign to the Assignee and the Assignee wishes to take assignment of all of the Assignor’s right, title and interest in and to the Loan and all documents and instruments evidencing the Loan in accordance with this Agreement.

NOW THEREFORE in consideration of the mutual premises, covenants and agreements in this Agreement, and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the parties), the parties agree as follows:

1.	The Assignor hereby assigns and transfers to the Assignee, absolutely, to and for its sole use forever, all of the Assignor’s right, title and interest in and to the Loan, including without limitation all right to enforce, collect and give acquittances for the Loan, including the principal amount thereof and interest accrued or hereafter accruing thereto, if any, with full power and authority to collect payment of the Loan from the Company.
2.	In connection with the assignment of the Loan, the Company has agreed to issue the Assignee a convertible note in the principal amount of $450,000 (the “Note”). which note will have a maturity date of September 30, 2016 and bear interest at the rate of 4% per annum. The Company and the Assignee agree that the principal amount of the Note and accrued interest thereon will be convertible, at the option of the Assignee, into shares of common stock of the Company at a conversion price of $0.90 per share. For the purposes of this Agreement, including Schedule A attached hereto, the Note and the Shares are collectively referred to herein as the “Securities”.
3.	The Assignor hereby represents and warrants that: (a) it has full right, power and authority to enter into this Agreement and to assign the Loan to the Assignee; and (b) it has not assigned all or any part of its interest in the Loan nor has it done or permitted any further act, matter or thing to be done whereby the Loan has been released or discharged, either partly or in its entirely.
4.	The Assignee hereby represents and warrants that it has full right, power and authority to enter into this Agreement and to assume the Loan from the Assignor. In addition to the foregoing, the Assignee makes the representations, warranties, covenants and agreements to and with the Company as are set out in Schedule A to this Agreement.
5.	The Assignor hereby covenants to the Assignee forthwith to endorse and deliver to the Assignee all documents and instruments governing or evidencing any of the Loan, if any.
6.	Each party shall at any time, and from time to time hereafter, take any and all steps and execute, acknowledge and deliver to the other party any and all further deeds, instruments and assurances that the other party may reasonably require for the purpose of giving full force and effect to the provisions of this Agreement.
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7.	All references to any party, whether a party to this Agreement or not, will be read with such changes in number and gender as the context or reference requires.
8.	All dollar amounts referred to in this Agreement are in lawful money of the United States.
9.	Any notice required or permitted to be given to any of the parties to this Agreement will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of such party first above stated or such other address as any party may specify by notice in writing to the other parties and any such notice will be deemed to have been given and received by the party to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.
10.	This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.
11.	This Agreement shall be governed by and construed in accordance with the laws of State of Nevada, and the parties hereby attorn to the jurisdiction of the courts of competent jurisdiction in the State of Nevada in any proceeding hereunder.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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12.	Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement, as of the date set forth on page one of this Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

TITAN INVESTMENTS, LLC

By: /s/ Brian Davidson
Brian Davidson, Manager

ZSL TRUST DATED MARCH 12, 2010

By: /s/ Donna Brown Renfroe
Donna Brown Renfroe, Trustee

EPIC STORES CORP.

By: /s/ Brian Davidson
Brian Davidson, President

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SCHEDULE A

1.	The Assignee acknowledges and agrees that:
(a)	none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 3), except in accordance with the provisions of Regulation S under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with any other applicable state, provincial and foreign securities laws;
(b)	the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other applicable securities laws;
(c)	the Company will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws;
(d)	the decision to execute this Agreement and to acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the United States Securities and Exchange Commission (the “SEC”) (collectively, the “Public Record”);
(e)	the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Assignee contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Assignee will promptly notify the Company;
(f)	there are risks associated with the purchase of the Securities, as more fully described in the Company’s periodic disclosure forming part of the Public Record;
(g)	the Assignee and the Assignee’s advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;
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(h)	the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Assignee during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Assignee, its legal counsel and/or its advisor(s);
(i)	the Company is entitled to rely on the representations and warranties of the Assignee contained in this Agreement and the Assignee will hold harmless the Company from any loss or damage it or they may suffer as a result of the Assignee’s failure to correctly complete this Agreement;
(j)	any resale of the Securities by the Assignee will be subject to resale restrictions contained in the securities laws applicable to the Company, the Assignee and any proposed transferee, including resale restrictions imposed under United States securities laws and the securities laws of any other applicable jurisdictions;
(k)	it is the responsibility of the Assignee to find out what any applicable resale restrictions are and to comply with such restrictions before selling any of the Securities;
(l)	the Assignee has been advised to consult the Assignee’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with any applicable laws of the jurisdiction in which the Assignee is resident in connection with the distribution of the Securities hereunder, and applicable resale restrictions;
(m)	no documents in connection with the issuance of the Securities have been reviewed by the SEC or any other securities regulators;
(n)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;
(o)	there is no government or other insurance covering any of the Securities; and
(p)	none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable securities laws.
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2.	The Assignee hereby represents and warrants to the Company that:
(a)	it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;
(b)	the Company has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;
(c)	it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;
(d)	it (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;
(e)	it is (initial the applicable line):
___________	a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or
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_XX________	an entity in which each equity owner is: (a) a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000. For purposes of this category, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the date of this Agreement, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60 day period before the date of this Agreement, or (b) a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
(f)	if the Assignee decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless:
(i)	the sale is to the Company,
(ii)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made;
(iii)	the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws, or
(iv)	the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and
(v)	it has, prior to such sale pursuant to subsection (c) or (d), furnished to the Company an opinion of counsel of recognized standing reasonably satisfactory to the Company, to such effect;
(g)	it understands and agrees that there may be material tax consequences to the Assignee of an acquisition or disposition of the Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the Assignee under United States, state, local or foreign tax law of the Assignee’s acquisition or disposition of the Securities. In particular, no determination has been made whether the Company will be a “passive Foreign investment company” (“PFIC”) within the meaning of Section 1291 of the United States Internal Revenue Code;
(h)	it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), is a “U.S. Person” as such term is defined in Regulation S or was in the United States at the time the Securities were offered or the Agreement was executed; and
(i)	the Assignee: (i) has adequate net worth and means of providing for its current financial needs and possible personal contingences, (ii) has no need for liquidity in this investment, (iii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities, (iv) is able to bear the economic risks of an investment in the
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Securities for an indefinite period of time, and (v) can afford the complete loss of the principal amount of the Loan;

(j)	the Assignee has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Assignee is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Assignee;
(k)	the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Assignee or of any agreement, written or oral, to which the Assignee may be a party or by which the Assignee is or may be bound;
(l)	the Assignee has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Assignee enforceable against the Assignee;
(m)	the Assignee has received and carefully read this Agreement;
(n)	the Assignee is aware that an investment in the Company is speculative and involves certain risks, including those risks disclosed in the Public Record and the possible loss of the entire Subscription Amount;
(o)	the Assignee has made an independent examination and investigation of an investment in the Securities and the Company and agrees that the Company will not be responsible in any way for the Assignee’s decision to invest in the Securities and the Company;
(p)	the Assignee is not an underwriter of, or dealer in, any of the Securities, nor is the Assignee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;
(q)	the Assignee is acquiring the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and the Assignee has not subdivided its interest in any of the Securities with any other person;
(r)	no person has made to the Assignee any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities,
(ii)	that any person will refund the purchase price of any of the Securities, or
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(iii)	as to the future price or value of any of the Securities.
3.	In this Agreement, the term “U.S. Person” will have the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

The Assignee undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Assignee set forth herein which takes place prior to the closing time of the issuance of the Securities.

Dated effective April 5, 2016.

ZSL TRUST DATED March 12, 2010

X /s/ Donna Brown Renfroe
Donna Brown Renfroe

Name of authorized signatory (please print)

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